UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Delta Air Lines, Inc. (the “Company”) held on June 20, 2024, five proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed on April 26, 2024.

A brief description of the proposals and the final results of the votes for each matter follows:

1.	The shareholders elected all twelve director nominees, each to serve as a member of the Company’s Board of Directors until the Company’s next annual meeting of shareholders and the election and qualification of his or her successor, or until such director’s earlier death, disqualification, resignation or removal:

	For	Against	Abstain	Broker Non-Votes
Edward H. Bastian	436,797,922	2,743,246	547,800	99,519,973
Maria Black	437,929,124	1,476,953	682,891	99,519,973
Willie CW Chiang	437,648,060	1,761,177	679,731	99,519,973
Greg Creed	435,084,269	4,302,407	702,292	99,519,973
David G. DeWalt	390,303,165	43,856,702	5,929,101	99,519,973
Leslie D. Hale	437,018,792	2,381,004	689,172	99,519,973
Christopher A. Hazleton	436,942,676	2,507,988	638,304	99,519,973
Michael P. Huerta	428,754,634	10,679,731	654,603	99,519,973
Vasant M. Prabhu	436,752,367	2,648,728	687,873	99,519,973
Sergio A. L. Rial	386,348,724	53,071,960	668,284	99,519,973
David S. Taylor	424,612,025	14,821,664	655,279	99,519,973
Kathy N. Waller	428,969,384	10,442,285	677,299	99,519,973

2.	The shareholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
315,755,402	117,643,089	6,690,477	99,519,973

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3. The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2024:

For	Against	Abstain	Broker Non-Votes
534,382,369	4,347,513	879,059	Not Applicable

4. The shareholders did not approve the adoption of a shareholder proposal requesting reporting related to third-party political contributions:

For	Against	Abstain	Broker Non-Votes
15,683,184	411,090,147	13,315,637	99,519,973

5. The shareholders did not approve the adoption of a shareholder proposal requesting the adoption of a non-interference policy:

For	Against	Abstain	Broker Non-Votes
110,780,916	321,514,451	7,793,601	99,519,973

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Peter W. Carter
Peter W. Carter
Date: June 21, 2024		Executive Vice President – External Affairs

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